Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Event [Abstract]
Subsequent Events	Subsequent Events
On February 3, 2026, the Company completed the separation of its joint venture, Grupo Nós, in Brazil with Raízen S.A. (“Raízen”). As a result of this transaction, FEMSA retains the OXXO stores in Brazil, as well as the distribution center located in Cajamar, São Paulo. All other assets and liabilities of Grupo Nós are allocated between Raízen and FEMSA according to their respective businesses.
On February 12, 2026, Coca-Cola FEMSA completed the pricing of its bonds in the Mexican market for a total of Ps. 10,000. The transaction was completed through a dual-tranche format under the ticker symbols KOF26 and KOF26-2:

• Ps. 7,000 in fixed-rate notes at 9.12% with a 10-year maturity; and

• Ps. 3,000 of Funding TIIE + 0.38% with a 3-year term.

No adjustments have been made to the amounts recognized in the financial statements, and this disclosure is presented solely as a subsequent event.

On February 20, 2026 the Company paid the senior unsecured Exchangeable Bond (EB), for an amount of EUR 500 million in cash. The bondholders did not exercise the option to receive in exchange Heineken Holding N.V. shares.

On March 12, 2026, the Company announced the closing of the merger between BradyPLUS and Imperial Dade through an all-equity merger transaction. FEMSA remains invested in the combined company with approximately 19% ownership and representation on its board of managers.

On March 23, 2026 the Company announced the completion of the derivative instrument known as accelerated share repurchase (“ASR”) that was first announced in December 2025. The Company repurchased a total of approximately 2.5 million American Depositary Shares (“ADSs”) of the Company at an average price of $104.41 per ADS, for a total amount of USD $260 million, with the final settlement and delivery on March 23 and 24, 2026.

Additionally, on March 23, 2026 the Company announced that it has entered a new ASR with a different financial institution in the United States of America to repurchase the Company’s shares through the acquisition of ADSs. Under the terms of this new ASR agreement the Company has agreed to repurchase from such financial institution an aggregate amount of up to USD $300 million of its ADSs. The ASR contemplates an initial delivery of 591,774 ADSs on March 2026. The final settlement of the new ASR agreement is expected to be completed in the second quarter of 2026.
On March 27, 2026 the Company's shareholders at the Annual Shareholders Meeting declared and approved the payment of an ordinary cash dividend of Ps. 0.2475 per each Series "D" share and Ps. 0.1980 per each Series "B" share, which amounts to Ps. 4.7520 per "BD" Unit or Ps. 47.520 per ADS, and Ps. 3.9600 per "B" Unit, to be paid in four equal installments, payable on April 23 of 2026, July 16 of 2026, October 15 of 2026 and January 14 of 2027.

Additionally, the Annual Ordinary Shareholders’ Meeting declared and approved the payment of an extraordinary cash dividend of Ps. 0.41975 per each Series "D" share and Ps. 0.335825 per each Series "B" share, which amounts to Ps. 8.0597 per "BD" Unit or Ps. 80.597 per ADS, and Ps. 6.7165 per "B" Unit, to be paid in four equal installments, payable on payable on April 23 of 2026, July 16 of 2026, October 15 of 2026 and January 14 of 2027.